SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 28, 2006

                                 Date of Report
                        (Date of earliest event reported)

                       NEW BRUNSWICK SCIENTIFIC CO., INC.

               (Exact Name of Registrant as Specified in Charter)

       New Jersey                         0-6994                22-1630072
-------------------------------   ------------------------   -------------------
   (State or Other Jurisdiction of   (Commission File Number)   (IRS Employer
Incorporation)                                               Identification No.)


   44 TALMADGE ROAD, EDISON, NJ                                    08818-4005
   (Address of Principal Executive Offices)                        (ZIP Code)


       Registrant's telephone number, including area code:  (732) 287-1200

          (Former Name or Former Address, if Changed Since Last Report)


--------------------------------------------------------------------------------


         800.631.5417 - 732.287.1200 - fax: 732.287.4222 - www.nbsc.com
                                  ------------
                           - e-mail: bioinfo@nbsc.com

Item 1.01 Entry into a Material Definitive Agreement

On April 26, 2006, New Brunswick Scientific Co., Inc. (the "Company"), through it's wholly owned subsidiary RS Biotech Laboratory Equipment Limited ("RS Biotech") entered into an agreement to purchase the land and building at 1 Drummond Crescent, Riverside Business Park, Irvine, Scotland in the United Kingdom for 640,000 ($1,147,000) from Phoenix Cables Limited.


Item 9.01 Financial Statements and Exhibits.

                                     Exhibit
Number          Description  of  the  Exhibit
------          -----------------------------
 99.1          Offer  letter  from  RS  Biotech  Laboratory Equipment Limited to
-----          -----------------------------------------------------------------
Phoenix  Cables  Limited  for the purchase of the land and building located at 1
--------------------------------------------------------------------------------
Drummond  Crescent,  Riverside  Business  Park,  Irvine,  Scotland in the United
--------------------------------------------------------------------------------
Kingdom
-------

 99.2 Qualified acceptance letter from Taylor Henderson on behalf of Phoenix Cable Limited.

 99.3          Letter  concluding  the  bargain.

Taylor  Henderson          10     26-Apr-2006





Exhibit 99.1
                           [Letterhead of MacRoberts]

Our Ref: JS/LMF/KB/RSB/1/1   1157538v7     Your Ref:     26 April 2006


Taylor Henderson
Solicitors
65 High Street
Irvine
Ayrshire
KA12 OAL












Dear Sirs

On behalf of and as instructed by our clients, RS Biotech Laboratory Equipment Limited having its registered office at 4 MacKintosh Place, South Newmoor, Irvine KA11 4JT (company number 257740) ("THE PURCHASER") we hereby offer to purchase from your clients, Phoenix Cables Limited having its registered office at Unit 1, Drummond Crescent, Riverside Business Park, Irvine KA11 5AN (company numberSC106074) the proprietors ("THE SELLER") of the Subjects as hereinafter defined and that on the following terms and conditions:-

1.     DEFINITIONS

In  this offer and in any concluded contract following hereon ("THE CONTRACT"):-

CONDITION  shall  refer  to  the appropriately numbered condition of this offer.

THE DATE OF ENTRY means the 28 April 2006, or such earlier or later date as may be mutually agreed.

THE DATE OF SETTLEMENT means the date of actual settlement of the transaction contemplated by the Contract.

THE DISPOSITION means a duly executed valid disposition of the Subjects in favour of the Purchaser or the Purchaser's nominee.

LOCAL AUTHORITY PROPOSALS means applications, notices, proposals, orders or redevelopment plans whether by a local authority or not, and shall include, without limitation such applications and others under the 1997 Act or other public or local statutes or regulations or orders thereunder.

THE  LONGSTOP  DATE  means  twenty  eighth  April  2006.

OVERRIDING INTEREST shall have the same meaning as in s.28 of the 1979 Act as the same may be amended, varied or supplemented from time to time.





THE PRICE means the sum of SIX HUNDRED AND FORTY THOUSAND POUNDS ( 640,000) Sterling exclusive of any Value Added Tax exigible thereon.

REGULATORY AGENCY means any person, body corporate, local authority, government agency or department or other body of whatever nature charged with the responsibility of regulating and/or enforcing legislation relative to pollution, actual or possible contaminative uses of land, and other environmental issues.

THE SCHEDULE means the schedule annexed and docquetted as relative to this offer.

THE SELLER'S SOLICITORS' LETTER OF OBLIGATION means a letter of obligation granted by the Seller's solicitors in the appropriate form recommended by the Law Society of Scotland.

THE SUBJECTS means those industrial premises situated at and known as 1 Drummond Crescent, Riverside Business Park, Irvine, being those registered in the Land Register of Scotland under Title Number AYR 3120.

     THE SUSPENSIVE CONDITION means the suspensive condition contained in Condition 3.

THE  VAT  means  any  Value  Added  Tax  exigible  on  the  Price.

WORKING DAY means a day when the clearing banks in Glasgow are open for normal business.

THE 1979 ACT means the Land Registration (Scotland) Act 1979 together with all amendments thereof and the Statutory Instruments and Rules issued thereunder.

THE 1981 ACT means the Matrimonial Homes (Family Protection) (Scotland) Act 1981 as amended from time to time.

THE 1997 ACT means the Town & Country Planning (Scotland) Act 1997 as amended from time to time.

THE 2003 ACT means the Land Reform (Scotland) Act 2003 as amended from time to time.

2.     VAT  AND  CAPITAL  ALLOWANCES

2.1 The Seller has not elected to waive and on or prior to the Date of Settlement will not elect to waive any exemption from liability to Value Added Tax in respect of any dealing with the Subjects or any part thereof.

2.2 The Seller undertakes to assist the Purchaser in obtaining any capital allowance tax benefit in relation to the Subjects whether before or after the Date of Settlement. Such assistance to be provided by the Seller will include answering the Purchaser's, the Purchasers' accountants or the Purchasers' solicitors reasonable queries regarding the age and previous use of the Subjects or any part thereof for tax purposes and providing copies of any documentation relating to the initial purchase and management of the Subjects both, as soon as reasonably practicable after receipt of the request.

2.3 The Seller also undertakes to answer the Purchaser's queries raised in an e-mail dated 24 April 2006 addressed to the Seller's solicitors prior to the Date of Settlement which e-mail is annexed to Part 2 of the Schedule.



3.     SUSPENSIVE  CONDITION

3.1 The obligations of the Purchaser and of the Seller to, respectively, purchase and sell the Subjects pursuant to the Contract shall be suspensively conditional on the Purchaser giving notice to the Seller that it has obtained a ground conditions survey report on the Subjects on terms wholly satisfactory to the Purchaser, as to which the Purchaser shall have absolute discretion.

3.2.1 The Suspensive Condition is declared to be for the benefit of the Purchaser only and accordingly may be waived by the Purchaser in whole or in part at any time.

3.2 Failing purification (or waiver where competent) of the Suspensive Condition in it's entirety on or before the Longstop Date the Purchaser shall be entitled, but shall not be obliged, at any time thereafter to terminate the Contract with no payment due to or by either party by giving notice to the Seller to that effect.

4.     SERVITUDES,  WAYLEAVES  AND  OVERRIDING  INTERESTS

4.1     The  Subjects  are  those described in land Certificate Title Number AYR
3120.

4.2 The Seller warrants that the Subjects are not subject to, or affected by, any Overriding Interest.

5.     DEFAULT

5.1 The Date of Entry shall be deemed to be of the essence of the Contract, but this shall be subject to the following Conditions.

5.2 It is an essential condition of the Contract that payment of the Price is made without deduction at the Date of Entry, provided always that the Seller has implemented or are in a position to implement all their obligations in terms of the Contract unless they are unable to do so through the fault or delay of the Purchaser or their agents and also provided that the Seller is in a position to offer vacant possession. Provided the Seller has complied with the foregoing provisions, in the event that the Price is not paid in full at the Date of Entry, the Seller will be entitled to withhold entry and vacant possession notwithstanding which interest shall run on the Price or any balance thereof outstanding at 4% per annum above the current base rate charged by the Royal Bank of Scotland plc from the Date of Entry until payment is made by the Purchaser or is contractually due by a second purchaser on a resale as aftermentioned. In the event that payment of the Price and all interest thereon is not made within 14 days of the Date of Entry, the Seller will be entitled, on giving written notice to the Purchasers or their agents, to resile from the Contract and to resell the Subjects. In the event of such a resale the Seller will use their best endeavours to sell the Subjects as expeditiously as possible and at the best price then reasonably obtainable. In the event of any loss being sustained by the Seller on such a resale, taking into account all expenses, interest and other charges incurred by the Seller, the full amount of such loss shall be repaid by the Purchaser to the Seller forthwith.

5.3 In the event of the Seller failing to give entry and vacant possession timeously, and provided always that the Purchaser is not responsible for such failure, without prejudice to any other rights or claims which the Purchaser may have, the Seller will indemnify the Purchaser in respect of all direct, indirect, consequential and economic losses, expenses, charges and others incurred by the Purchaser as a result of such failure and the Purchaser shall have the right to resile from the Contract without penalty, liability or expense in the event of the Seller failing to give entry and vacant possession within five Working Days after the Date of Entry, under reservation to the Purchaser of the right to recover in damages all such losses, expenses, charges and others.

6.     PASSING  OF  RISK

6.1 All risk in respect of the Subjects will remain with the Seller until the Date of Settlement.

6.2     The operation of the doctrine of rei interitus is specifically excluded.

6.3 The Seller will ensure that the Subjects are kept until the Date of Settlement in the same condition as they are in at present, fair wear and tear excepted. Without prejudice to the Seller's foregoing obligation, but subject to the remaining terms of this Condition, in the event of the Subjects being destroyed or damaged in whole or in substantial part by fire or any other cause at any time prior to payment of the Price, the Purchaser will be entitled to resile from the Contract by giving notice to the Seller to that effect and that free of any liability or expense. In the event of the Purchaser giving notice to the Seller to the effect that the Purchaser is not exercising the Purchaser's entitlement to resile as aforesaid, the Purchaser will accept the Subjects in their damaged condition and the Seller will assign to the Purchaser as at the Date of Entry the benefit of any insurance claim available to the Seller in respect of the cost of making good such damage or destruction.

7.     OUTGOINGS

7.1 The rateable value of the Subjects is as stated in the current valuation roll and the rates will be apportioned as at the Date of Settlement.

7.2 Common charges, if any, and any other outgoings will be apportioned as at the Date of Settlement.

8.     MINERALS

8.1     The  minerals  are  sold only in so far as the Seller has right thereto.

8.2 The Seller confirms to the best of their knowledge and belief that during the Seller's ownership of the Subjects the Subjects have not sustained, coal mining or other subsidence damage.

9.     LOCAL  AUTHORITY  ETC.  MATTERS

9.1 The Seller warrants that it has not received any notices in terms of s.37(5)(e) of the 2003 Act.

9.2 The Seller has no knowledge of any existing or intended Local Authority Proposals which affect or which may affect the Subjects or any part thereof.

9.3 The Seller will indemnify the Purchaser in respect of the cost of any works, repairs or action instructed or contemplated (whether in pursuance of a statutory notice or order or otherwise) in respect of the Subjects prior to the Date of Entry. Liability under this Condition will not be avoided by the withdrawal of any such notice or order and the issue of a fresh notice or order.

9.4     In  the  event  that  prior  to  the  Date  of Entry any Local Authority
Proposals are made or issued which adversely affect or which are likely adversely to affect the Subjects or any part thereof, the Purchaser shall be entitled to resile from the Contract (provided that intimation thereof is made prior to settlement) with no payment due to or by either party.

10.     ALTERATIONS  ETC.

The Seller warrants that no alterations have been carried out to the Subjects for which any necessary statutory consents have not been obtained.

11.     COMMON  REPAIRS  LIABILITY

     No works of maintenance, repair, renewal or decoration to the building of which the Subjects form part (other than works of a minor and routine nature) have been instructed.

12.     ACCESS  FOR  SURVEYS

Prior to the Date of Entry the Seller will permit the Purchaser and those authorised by the Purchaser full and free access to the Subjects for the purpose of the Purchaser obtaining such survey and/or other reports on the Subjects as the Purchaser may require, , subject only to the Purchaser making good any damage that may be caused to the Subjects by the exercise of this right.

13.     ENVIRONMENTAL

     The Seller by acceptance hereof warrants that the Seller has received no notice or intimation from any Regulatory Agency in respect of any remediation or other work required or proposed to be carried out on or to the Subjects or on respect of discharges to the environment from the Subjects.

14.     SETTLEMENT

14.1 For the purposes of this Condition the Purchaser shall apply alternatively to the Purchaser's nominee.

14.2 In exchange for payment of the Price on the Date of Entry the Seller will comply with the following obligations:-

     14.2.1     The  Seller  will  give  vacant  possession  of  the  Subjects.

     14.2.2 If Value Added Tax is exigible on the Price the Seller will deliver a duly receipted valid VAT invoice together with evidence of the Seller's registration for VAT purposes and where appropriate evidence of the Seller having waived any exemption from VAT in respect of the Subjects.

     14.2.3 There are no outstanding charges, no unduly onerous burdens and no overriding interests which adversely affect the Subjects or such part thereof, and the Seller will deliver the Disposition and exhibit or deliver to the Purchaser a Land Certificate (containing no exclusion of indemnity under s.12(2) of the 1979 Act) and all necessary links in title evidencing the Seller's exclusive ownership of the Subjects and (at the Seller's cost) form 12 and form 13 reports brought down to a date not earlier than three days prior to the Date of Settlement and showing no entries adverse to the Seller's interest. In addition, the Seller will furnish to the Purchaser such documents and evidence as the Keeper may require to enable the interest of the Purchaser to be registered in the Land Register without exclusion of indemnity under s.12(2) of the 1979 Act. The Land Certificate to be issued to the Purchaser will disclose no entry, deed or diligence prejudicial to the Purchaser's interest other than such as are created by or against the Purchaser.

     14.2.4 The Seller will exhibit searches (including interim reports) in the register of charges and company files against the Seller (where the Seller is a limited company) and against all limited companies which have had a proprietorial interest in the Subjects within the ten year prescriptive period such searches to be brought down (in the case of the Seller) to the date 22 days after the date of recording/registration of the Purchaser's title or (in the case of prior limited companies) to the date 22 days after the company ceased to have an interest in the Subjects, such interim reports to be dated not earlier than three days prior to the Date of Settlement. All such searches (including interim reports) will disclose no entries prejudicial to the Seller's or the prior proprietors' (as the case may be) ability to grant a valid disposition of the Subjects. In the event that the search (or interim report) in the register of charges against the Seller discloses one or more floating charges the Seller will deliver a letter of non-crystallisation of each such floating charge from the holder in the charge holder's normal form but including as a minimum consent to the release of the Subjects from the ambit of the floating charge.

     14.2.5 Where all or part of the Subjects are registrable land within the meaning of s.33 of the 2003 Act, the Seller will exhibit to the Purchaser a search in the Register of Community Interests in Land disclosing that as at the date of conclusion of the Contract there is no entry in the said Register of Community Interests prohibiting the Seller from transferring the Subjects to the Purchaser.

     14.2.6 The Seller will deliver a faxed copy of the letter signed by one director and the secretary of the Seller in terms of the draft forming Part 2 of the Schedule, with the principal being delivered within six Working Days of settlement.

     14.2.7 In the event that, at the Date of Settlement, the Subjects comprise or include premises to which The Construction (Design & Management) Regulations 1994 apply then the Seller will deliver the appropriate health and safety file

     14.2.8     The  Seller  will  deliver  the  Seller's  Solicitors' Letter of
Obligation.

     14.2.9 The Seller will disclose the Seller's address as it will be from and after the Date of Settlement.

15.     SUBJECTS  TO  BE  HELD  IN  TRUST

The Disposition will incorporate an irrevocable declaration by the Seller (or, if the Seller is not the infeft proprietor of the Subjects, then by such proprietor) to the effect that during the period commencing at the time of delivery of the Disposition and ending on recording of the Disposition in the General Register of Sasines or registration of the Purchaser's (or the Purchaser's nominee's) title in the Land Register (as the case may be) title to the Subjects is and will be held in trust for behoof of the Purchaser, or the Purchaser's nominee.

16.     ACTIO  QUANTI  MINORIS

In the event of the Seller failing to comply in full with the terms of the Contract whether before or after the Date of Entry then without prejudice to any other remedy available to the Purchaser the Purchaser shall have the right to claim damages from the Seller without first of all resiling from the Contract. However, Section 3 of the Contract (Scotland) Act 1997 shall not be available in respect of (a) matters disclosed to and accepted by the Purchaser prior to the date of entry or (b) matters of which the Purchaser was aware prior to the Date of Entry or (c) any item of claim amounting in value to less than 100.

17.     ARBITRATION

17.1 All disputes and differences of any kind which may arise between the parties in relation to any matter, under, arising out of, or in any way connected with the Contract whether during the currency of or after the termination howsoever thereof shall be referred to the amicable and final decision of an arbiter from such professional discipline as is appropriate having regard to the nature of the dispute or disputes. The arbiter shall be such person as may be agreed upon, and appointed by, the Seller and the Purchaser or failing agreement within five Working Days of the Purchaser requesting in writing such agreement from the Seller, then such person as shall be nominated and appointed on the application of either party by the Chairman (or other senior official) for the time being of The Chartered Institute of Arbitrators (Arbiters) (Scottish Branch).

17.2 The person appointed pursuant to Condition 21.1 shall be entitled to require such evidence or take such expert advice as he thinks fit and shall give the parties a reasonable opportunity to make representations. His fees and outlays shall be borne by the parties as he shall award. He shall have power to make awards of expenses, and his decision shall be final and binding on the parties hereto.

18.     NOTICES

All notices and other communications under the Contract shall be in writing and shall be deemed to be duly given if delivered by hand or served either by facsimile transmission or by letter sent pre-paid recorded delivery mail addressed in the case of the Seller to Jonathan Heptinstall, 131, Tillson Avenue EXT, Highland, NY 12528, USA and in the case of the Purchaser to its Registered Office or to such other person and at such other address as either party may specify from time to time by written notice to the other party. Any communication so given by letter sent by recorded delivery mail shall be deemed to be given on the second Working Day after the day of posting and any communication so delivered or given by facsimile transmission shall be deemed to be given at the actual time of receipt, except where such delivery or transmission is made on a day which is not a Working Day or is made after 1700 hours on a Working Day, in which event the communication shall be deemed to have been given at 0900 hours on the next Working Day following such delivery or transmission.

19.     CONFIDENTIALITY

The Seller will not without the prior written consent of the Purchaser disclose or permit or suffer to be disclosed the contents or existence of the Contract except and to the extent that disclosure may be required by law and/or the rules and regulations of the Stock Exchange.

20.     THE  CONTRACT

On expiry of a period ending with the later of (a) the date falling two years after the Date of Settlement and (b) the date of issue by the Keeper to the Purchaser or the Purchaser's nominee or any successor of the Purchaser as proprietor of the Subjects of a Land Certificate without exclusion of indemnity, the Contract shall not be capable of being founded upon in any court proceedings and shall cease to be enforceable, except in so far as the Contract is founded upon in any court proceedings which have commenced before expiry of that time.

21.     MACROBERTS  AS  AGENT

The firm of MacRoberts has issued this offer as agent for the Purchaser and will be a party to the Contract only as agent for the Purchaser and in no other capacity and accordingly the Seller, by acceptance hereof, accepts that neither the firm of MacRoberts as constituted and reconstituted from time to time nor the partners thereof from time to time shall incur any personal liability with respect to the subject matter of the Contract.

22.     TIME  FOR  ACCEPTANCE

This offer unless previously withdrawn is open for your acceptance to be in this office not later than 4pm Thursday 27 April 2006 failing which it will be held to have been withdrawn.

Yours faithfully





Witness:     __________________________________

Full  Name:     __________________________________

Address:     152  Bath  Street,  Glasgow,  G2  4TB

THIS IS THE SCHEDULE REFERRED TO IN THE FOREGOING OFFER DATED   26 APRIL 2006
ADDRESSED TO TAYLOR HENDERSON IN RESPECT OF SUBJECTS 1 DRUMMOND CRESCENT,
IRVINE.

                                     PART 1


                         Draft Directors Letter

     [TO BE ADDRESSED TO THE PURCHASER OR THE PURCHASER'S NOMINEE AND DATED
       NO EARLIER THAN THREE WORKING DAYS PRIOR TO THE DATE OF SETTLEMENT]


We,  [
]  [respectively a director and secretary] of  [
] (hereinafter referred to as the Company), IN CONSIDERATION of your completing the purchase of [
] (the Subjects) HEREBY jointly and severally (ONE) CERTIFY AND WARRANT after due and diligent enquiry that as at the date hereof (a) no deeds of any kind which are capable of being recorded in the Register of Sasines or registered in the Land Register in respect of or affecting the Subjects have been granted by the Company other than as are disclosed in the search (including interim reports on the search) in the Sasine Register or in the form 10/11/12/13 reports as the case may be exhibited to your solicitors; (b) no floating charge, debenture or other security document which is capable of being registered in the companies charges register has been granted by the Company other than as disclosed in the search (including interim reports on the search) in the companies charges register exhibited to your solicitors; (c) the Company is solvent and (d) no steps have been or are about to be or are likely to be taken to wind up the Company, to appoint a receiver or to make an administration order in relation to the Company or otherwise place the Company in a position whereby it cannot
execute and deliver to you on 21st April 2006       2000 hereinafter referred to
as the Settlement Date) a valid and unobjectionable disposition of the Subjects; AND (TWO) UNDERTAKE that, in the period from the date hereof until twenty eight days after the Settlement Date, in the event of our becoming aware that any such steps have been or are about to be or are likely to be taken, we shall (i) immediately notify your solicitors of the position by telephone or fax and (ii) confirm such notification as soon as possible thereafter by letter sent to them by recorded delivery mail.
].

Yours faithfully,





[TO BE WITNESSED]

                                     PART 2

   E-mail addressed to Jacqui Taylor, Taylor and Henderson dated 24 April 2006



 -----Original Message-----
FROM:     Karen Beacock   ON BEHALF OF Judith Stephenson
SENT:     24 April 2006 11:49
TO:     'taylorjacqui@btconnect.com'
CC:     'andrew.lorne@rsbiotech.com'; Nirosha Sirisena
SUBJECT:     Purchase of 1 Drummond Crescent, Irvine (RSB.1.1)


Dear Jacqui

I refer to the above matter.

In relation to capital allowances my clients have asked for additional information to enable them to claim the 4% annual IBA:-

1.     The date the building first came into use as an industrial  building.

2. The original cost of the building to the vendor ie. excluding land (this is the cost upon which the original capital allowance was first calculated).

3. The period (exact dates) for which the building was in industrial use (the wording of the letter from your clients' accountants possibly suggests that post 2001 the building was not in industrial use).

4.     The  period if any when the building has remained vacant.

I would be grateful to hear from you just as soon as possible.

Kind regards

JUDITH STEPHENSON
SOLICITOR
MACROBERTS

direct dial +44 (0) 141 303 1268
switchboard +44 (0) 141 332 9988
fax +44 (0) 141 332 8886

152 Bath St, Glasgow G2 4TB
web: www.macroberts.com
     ------------------

EXHIBIT 99.2

                        [Letterhead of Taylor Henderson]


Our  Ref.:  JCT/ES/PHO001-1          E-Mail:  taylorjacqui@btconnect.com
                                              --------------------------
Your  Ref.:  JS/LMF/KB/RSB/1/1  1157538V7     Direct  Dial:  01294  204949
26Th  April,  2006-05-02          Please  reply  to:  65  High  Street,
          Irvine  KA120AL
          LP  6  -  IRVINE.


FAX  NO.:  0141  332  8886
Messrs.  Macroberts,
Solicitors,
152  Bath  Street,
GLASGOW  G2  4TB.

Dear  Sirs,

On behalf of and as instructed by our clients, Phoenix Cables Limited, having its Registered Office at Unit 1 Drummond Crescent, Riverside Business Park, Irvine, we hereby accept your offer dated 26th April, 2006, on behalf of and as instructed by your clients, RS Biotech Laboratory Equipment Limited, Having its registered Office at 4 MacKintosh Place, South Newmoor, Irvine, to purchase from our said clients the subjects, 1 Drummond Crescent, Riverside Business Park, Irvine, being those registered in the Land Register of Scotland under Title Number AYR3120 and on the terms and conditions contained therein but subject to the following qualificatioins:-

1.     Clause  2.3  of  the said offer dated 26th April, 2006, is hereby delete.

2. With regard to Clause 3.2 of the said offer dated 26th April, 2006, the words "the purchaser" where they occur in line two thereof are hereby delete and replaced with the words "either party".

3. With regard to Part 1 of the Schedule annexed to the said offer dated 26th April, 2006, the date 21st April, 2006, contained therein is hereby delete and replaced with the date 28th April, 2006.

Yours  faithfully,

/s/  Taylor  Henderson

/s/  Elizabeth  G.  Shedden  Witness
---------------------------
Elizabeth  Griffen  Shedden
65  High  Street,  Irvine  KA12  0AL
Paralegal

Exhibit  99.3

                           [Letterhead of MacRoberts]

Our Ref: ADJ/LMF/JHS/RSB/1/1  1174199V1     Your Ref: JCT/ES/PHO001-1     27
April 2006


Taylor Henderson
Solicitors
65 High Street
Irvine
Ayrshire
KA12 OAL














Dear Sirs

On behalf of and as instructed by our clients, R S Biotech Laboratory Equipment Limited having its registered office at 4 Mackintosh Place, South Newmoor, Irvine KA11 4JT (company no. 257740) ("THE PURCHASER") we hereby accept your qualified acceptance dated 26 April 2006 on behalf of your clients, Phoenix Cables Limited having its registered office at Unit 1, Drummond Crescent, Riverside Business Park, Irvine KA11 5AN (company no. SC106074) ("THE SELLER") of our offer dated 26 April 2006 on behalf of the Purchaser relating to the purchase by the Purchaser from the Seller of the subjects known as and forming 1 Drummond Crescent, Riverside Business Park, Irvine as more particularly
described in our said offer.   We hereby hold the bargain to be concluded.

Yours faithfully






Witness:     ______________________________

Full Name:     ______________________________

Address:     152 Bath Street, Glasgow G2 4TB